                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation") a registration statement on Form S-8, or any other appropriate form, for the purposes of registering pursuant to the Securities Act of 1933, as amended, 250,000 shares of Common Stock, $1.00 par value, of the Corporation for issuance pursuant to the Corporation's Director Stock Compensation Plan and to sign any or all amendments and any or all post-effective amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

July 26, 1994


  J. David Barnes                                   George L. Jackson
- -------------------------                        --------------------------
J. David Barnes                                  George L. Jackson


  Charles L. Blackburn                              John T. Kimbell
- -------------------------                        --------------------------
Charles L. Blackburn                             John T. Kimbell


  B. Clark Burchfiel                                Richard W. Murphy
- -------------------------                        --------------------------
B. Clark Burchfiel                               Richard W. Murphy

  Bruce B. Dice                                     Jose Maria Perez Arteta
- -------------------------                        --------------------------
Bruce B. Dice                                    Jose Maria Perez Arteta

  M. C. Forrest                                     R. A. Walker
- -------------------------                        --------------------------
M. C. Forrest                                    R. A. Walker

  Charles W. Hall                                   W. Thomas York
- -------------------------                        --------------------------
Charles W. Hall                                  W. Thomas York

  Raymond A. Hay
- -------------------------
Raymond A. Hay

                             *      *      *      *

  G. R. Brown                                       George W. Pasley
- -------------------------                        --------------------------
G. R. Brown                                      George W. Pasley